Exhibit 10.11

SIXTH AMENDMENT TO LOAN AGREEMENT

This Sixth Amendment to Loan Agreement (this “Amendment”) is entered into as of February 28, 2006, by and between COMERICA BANK (“Bank”), and CLARIENT, INC., a Delaware corporation, formerly known as Chromavision Medical Systems, Inc. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan Agreement dated as of February 13, 2003, as amended from time to time, including but not limited to that certain First Amendment to Loan and Security Agreement dated as of October 21, 2003, that certain Second Amendment to Loan and Security Agreement dated as of January 22, 2004, that certain Third Amendment to Loan Agreement dated as of January 31, 2005, that certain Fourth Amendment to Loan and Security Agreement dated as of March 11, 2005, that certain Fifth Amendment to Loan and Security Agreement dated as of August 1, 2005 and that certain Loan Extension Letter Agreement dated as of January 26, 2006 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.             The following defined term in Section 1.1 of the Agreement is amended and restated in its entirety to read as follows:

“‘Revolving Maturity Date’ means February 28, 2007.”

2.             Section 6.8 of the Agreement is amended and restated in its entirety to read as follows:

“6.8         Tangible Net Worth. Borrower shall maintain, as of the last day of each calendar month, a Tangible Net Worth of not less than $0.”

3.             Exhibit C to the Agreement is amended and replaced with Exhibit C attached hereto.

4.             All references in the Agreement to Bank’s address at 2321 Rosecrans Ave., Suite 5000, El Segundo, CA 90245, shall mean and refer to 75 E Trimble Road, San Jose, CA 95131.

5.             Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

6.             Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

7.             As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Amendment, duly executed by Borrower;

(b)           a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c)           an Affirmation of Guaranty from each Guarantor in the form attached hereto, together with resolutions authorizing the execution and delivery of the same;

(d)           an amendment fee in the amount of $5,000, which shall be due and payable and nonrefundable on the date hereof, and which may be debited from any of Borrower’s accounts;

(e)           all Bank Expenses incurred through the date of this Amendment, which shall be due and payable and nonrefundable on the date hereof, and which may be debited from any of Borrower’s accounts; and

(f)            such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

8.             This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

CLARIENT, INC., formerly known as Chromavision Medical Systems, Inc.

By:

Title:

COMERICA BANK

By:

Title:

EXHIBIT C

COMPLIANCE CERTIFICATE

TO:	COMERICA BANK

FROM:	CLARIENT, INC.

The undersigned authorized officer of CLARIENT, INC. hereby certifies that in accordance with the terms and conditions of the Loan Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                             with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes	No
Annual (CPA Audited)	FYE within 120 days	Yes	No
10K and 10Q	(as applicable)	Yes	No
Total amount of Borrower’s cash and investments	Amount: $	Yes	No
Total amount of Borrower’s cash and investments maintained with Bank	Amount: $	Yes	No

Financial Covenant	Required	Actual	Complies

Measured on a Monthly Basis:
Minimum Tangible Net Worth	$0.00	$	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by:
Sincerely,	AUTHORIZED SIGNER

Date:

Verified:
SIGNATURE	AUTHORIZED SIGNER

Date:
TITLE
	Compliance Status	Yes	No

DATE

AFFIRMATION OF GUARANTY

This AFFIRMATION OF GUARANTY is made as of February 28, 2006, by the undersigned (each, a “Guarantor” and collectively, the “Guarantors”) for the benefit of Comerica Bank (“Bank”).

RECITALS

Bank and CLARIENT, INC., formerly known as Chromavision Medical Systems, Inc. (“Borrower”) are parties to that certain Loan Agreement dated as of February 13, 2003, as amended from time to time (collectively, the “Loan Agreement”). Each Guarantor executed for the benefit of Bank a Second Amended and Restated Unconditional Guaranty dated as of August 1, 2005 (the “Guaranty”), guarantying all amounts owing by Borrower to Bank. Borrower and Bank propose to enter into a Sixth Amendment to Loan Agreement of even date herewith (the “Amendment”), which provides that Bank will, under certain circumstances, amend the Loan Agreement by, among other things, extending the maturity date. Bank has agreed to enter into the Amendment provided, among other things, that each Guarantor consents to the entry by Borrower into the Amendment and related documents and agrees that the Guaranty will remain effective.

AGREEMENT

NOW, THEREFORE, each Guarantor agrees as follows:

1.             Guarantor consents to the execution, delivery and performance by Borrower of the Amendment and the documents and instruments executed in connection therewith, as well as all other amendments and modifications to the Loan Agreement.

2.             The Guaranty is and shall remain in full force and effect with respect to all of Borrower’s Obligations (as defined in the Loan Agreement) as modified by the Amendment and otherwise. Guarantor confirms that Guarantor has no defenses against its obligations under the Guaranty.

3.             Guarantor represents and warrants that the Representations and Warranties contained in the Guaranty are true and correct as of the date of this Affirmation. Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty.

IN WITNESS WHEREOF, the undersigned Guarantor has executed this Affirmation of Guaranty as of the first date above written.

SAFEGUARD DELAWARE, INC.

By:

Title:

SAFEGUARD SCIENTIFICS (DELAWARE), INC.

By:

Title: